May 19, 2009

GENERATION WAVE GROWTH FUND
a series of USA MUTUALS

Supplement to the Prospectus dated July 30, 2008

The Board of Trustees of USA MUTUALS has approved a change to the investment strategy of the Generation Wave Growth Fund (the “Fund”).  The Fund currently operates as a “fund of funds,” meaning that the Fund seeks to achieve its investment objective by principally investing in shares of other investment companies, including exchange-traded funds (“ETFs”), open-end mutual funds, and other investment companies.  Effective July 30, 2009, the Fund will no longer operate as a “fund of funds,” and will seek to achieve its investment objective primarily through direct investments in equity securities, such as common stocks, preferred stocks and securities convertible into common stocks, of domestic and foreign companies of all market capitalizations.

Effective July 30, 2009, the Fund will utilize the following investment strategy:

Principal Investment Strategies
To best achieve its investment objective, the Fund, a non-diversified investment company, invests primarily in equity securities (i.e. common stocks, preferred stocks and securities convertible into common stocks) of small, medium or large capitalization companies, both domestic and foreign, in different industry sectors.  The Fund may also invest in third-party investment companies, including ETFs, open-end mutual funds, and other investment companies.  In addition, the Fund may borrow money, a practice known as “leveraging”, to meet redemptions, for other emergency purposes or to increase its portfolio holdings.

The Fund may, to a more limited degree, also purchase fixed-income securities, options, and certain other securities.  Additionally, the Fund may engage in short sales and certain derivatives strategies. However, when market conditions are unfavorable for profitable investing or when suitable investments are not otherwise available, the Fund may from time to time invest any amount in cash or high-quality short-term securities as a temporary defensive position.

It is anticipated that at any given time, the companies in which the Fund invests may fall anywhere on the spectrum of industries and sectors currently available focusing on the demographic, economic and lifestyle trends of any one or all of the Baby Boomer (persons born between 1946 and 1964), Generation X (persons born between 1965 and 1980), and Generation Y (persons born between 1980 and the late 1990s) populations.

The Generation Wave title of the Fund refers specifically to the belief of Mutuals Advisors, Inc. (“MAI”), the Fund’s investment advisor, and GNI Capital, Inc. (“GNI”), the Fund’s sub-advisor, in the unique demographic, economic and lifestyle trends of the various generational influences.  Consequently, the Fund is designed to capitalize on the categories most likely to benefit from the spending and other economic habits of generational communities.  Entire industries, such as health care, financial services and technology, will be reshaped by the changing needs and spending habits of each generation.  By investing in varying combinations of companies in these industries, GNI attempts to optimize growth over the long term while seeking to minimize risks, though there is no guarantee that such risks will be minimized.

GNI’s investment process for selecting the companies in which the Fund invests begins with a thorough, top-down analysis of the macro environment for equities in general and the major trends and themes developing within the sectors most influenced by generational factors.  Following this macro analysis, GNI's individual security selection is the result of a rigorous evaluation of a company's fundamentals and various valuation measures. Specifically, GNI seeks to identify companies that it believes will be positively impacted by the macro industry backdrop where there are future catalysts that could lead to a systemic change in a company's business or in its valuation.

If appropriate, GNI will re-balance the Fund’s investments to meet the appropriate asset mix as determined by GNI’s investment process set forth above.  Continually monitoring and re-balancing the Fund’s investments (if necessary) ensures that returns are maximized while maintaining diversification to avoid dependence on one area of the market.  GNI will also regularly evaluate the macroeconomics of the categories for shifts that may necessitate a re-evaluation of the entire allocation process.  GNI will sell a security when appropriate and consistent with the Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate.  Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs.  An increase in the portfolio turnover rate involves correspondingly greater transactions costs and increases the potential for short-term capital gains and taxes.

Please retain this Supplement with your Prospectus for reference.

The date of this Supplement is May 19, 2009.